PROPOSED RESOLUTIONS OF
                  THE COMPENSATION COMMITTEE OF MICROAGE, INC.
             TO APPROVE FISCAL YEAR 1997 BONUS COMPENSATION FORMULA
                         FOR CERTAIN EXECUTIVE OFFICERS

                                DECEMBER 4, 1996

         WHEREAS, Jeffrey D. McKeever, Robert G. O'Malley, James R. Daniel, and James G. Manton are Executives of the Company (the "Executives"); and

         WHEREAS, the Company desires to retain the Executives in the employ of the Company and affiliated companies and to encourage their incentive and personal interest in the success of the Company and to reward exceptional effort and performance.

         NOW, THEREFORE, BE IT RESOLVED, that if each Executive is employed by the Company for the entire Fiscal Year 1997 in the same position held by such Executive on December 4, 1996, or in a substantially equivalent line function, then, (a) in the event that the Company's Fiscal Year 1997 Plan Earnings (the "Plan") are less than FIFTY PERCENT (50%) achieved, such Executive would be awarded no bonus, and (b) in the event that the Plan is greater than FIFTY PERCENT (50%) achieved, such Executive would be awarded a bonus equal to ONE PERCENT (1%) of such Executive's Fiscal Year 1997 base salary (such Executive's "Base Salary") for each whole percentage point that the Company's Fiscal Year 1997 earnings exceed FIFTY PERCENT (50%) of Plan (e.g., (i) if the Plan is SEVENTY-FIVE PERCENT (75%) achieved, such Executive would be awarded a bonus that would be TWENTY-FIVE PERCENT (25%) of such Executive's Base Salary and (ii) if the Plan is ONE HUNDRED AND FIFTY PERCENT (150%) achieved, such Executive would be awarded a bonus that would be ONE HUNDRED PERCENT (100%) of such Executive's Base Salary); provided, however, that the Compensation Committee, in its sole discretion, and considering such factors as the Compensation Committee deems appropriate, including, without limitation, such Executive's contributions to the Company's Fiscal Year 1997 financial performance, may reduce or increase such Executive's bonus, as calculated pursuant to clause (b), in such amount as the Compensation Committee deems appropriate.

                                     ******

                             PROPOSED RESOLUTIONS OF
                  THE COMPENSATION COMMITTEE OF MICROAGE, INC.
             TO APPROVE FISCAL YEAR 1997 BONUS COMPENSATION FORMULA
                         FOR CERTAIN EXECUTIVE OFFICERS

                                DECEMBER 4, 1996

         WHEREAS,  Alan P. Hald, John S. Lewis,  Christopher J. Koziol, and John
H. Andrews are Executives of the Company (the "Executives"); and

         WHEREAS, the Company desires to retain the Executives in the employ of the Company and affiliated companies and to encourage their incentive and personal interest in the success of the Company and to reward exceptional effort and performance.

         NOW THEREFORE, BE IT RESOLVED, that if each Executive is employed by the Company for the entire Fiscal Year 1997 (or, in the case of Mr. Lewis, from January 6, 1997 through the end of Fiscal Year 1997) in the same position held by such Executive on December 4, 1996 (or, in the case of Mr. Lewis, on January 6, 1997), or in a substantially equivalent line function, then, in the event that the Company's Fiscal Year 1997 Plan Earnings (the "Plan") are less than FIFTY PERCENT (50%) achieved, such Executive would be awarded no bonus (whether a MicroAge Bonus or a Business Group Bonus, as such terms are hereinafter defined); and further

         RESOLVED, that if each Executive is employed by the Company for the entire Fiscal Year 1997 (or, in the case of Mr. Lewis, from January 6, 1997) in the same position held by such Executive on December 4, 1996 (or, in the case of Mr. Lewis, on January 6, 1997) or in a substantially equivalent line function, then, in the event that the Plan is greater than FIFTY PERCENT (50%) achieved, such Executive would be awarded a bonus (the "MicroAge Bonus") equal to ONE-HALF PERCENT (1/2%) of such Executive's Fiscal Year 1997 base salary, or in the case of Mr. Lewis, 10/12 of Mr. Lewis' Fiscal Year 1997 base salary (such Executive's "Base Salary") for each whole percentage point that the Company's Fiscal Year 1997 earnings exceed FIFTY PERCENT (50%) of Plan (e.g., (i) if the Plan is EIGHTY PERCENT (80%) achieved, such Executive would be awarded a MicroAge Bonus that would be FIFTEEN PERCENT (15%) of such Executive's Base Salary and (ii) if the Plan is ONE HUNDRED AND FIFTY PERCENT (150%) achieved, such Executive would be awarded a MicroAge Bonus that would be FIFTY PERCENT (50%) of such Executive's Base Salary); provided, however, that the Compensation Committee, in its sole discretion, and considering such factors as the Compensation Committee deems appropriate, including, without limitation, such Executive's contributions to the Company's Fiscal Year financial performance, may reduce or increase such Executive's MicroAge Bonus, as calculated pursuant to clause (b) of this Resolution, in such amount as the Compensation Committee deems appropriate; and

         FUTHER RESOLVED, that if each Executive is employed by the Company for the entire Fiscal Year 1997 (or, in the case of Mr. Lewis, from January 6, 1997) in the same position held by such Executive on December 4, 1996 (or, in the case of Mr. Lewis, on January 6, 1997), or in a substantially equivalent line function, then, (a) in the event that the Target Goal of Income Before Taxes and Extraordinary Items of such Executive's Business Group (such Executive's "Business Group Goal") is less than FIFTY PERCENT (50%) achieved, such Executive would be awarded no Business Group Bonus (as hereinafter defined), and (b) in the event such Executive's Business Group Goal is greater than FIFTY PERCENT (50%) achieved, such Executive would be awarded a bonus (the "Business Group Bonus") equal to ONE-HALF PERCENT (1/2%) of such Executive's Base Salary for each whole percentage point that exceeds FIFTY PERCENT (50%) of such Executive's Business Group Goal (e.g., (i) if such Executive's Business Group Goal is EIGHTY PERCENT (80%) achieved, such Executive would be awarded a Business Group Bonus that would be FIFTEEN PERCENT (15%) of such Executive's Base Salary and (ii) if such Executive's Business Group Goal is ONE HUNDRED AND FIFTY PERCENT (150%) achieved, such Executive would be awarded a Business Group Bonus that would be FIFTY PERCENT (50%) of such Executive's Base Salary; provided, however, that the Compensation Committee, in its sole discretion, and considering such factors as the Compensation Committee deems appropriate, including, without limitation, such Executive's contributions to such Executive's Business Group Goal, may reduce or increase such Executive's Business Group Bonus, as calculated pursuant to clause (b), in such amount as the Compensation Committee deems appropriate; and

         FURTHER RESOLVED, that the Executives' Business Group Bonuses will be tied to the following Business Groups: Alan P. Hald (MicroAge Enterprises, Inc.); John S. Lewis (Integration Group); Christopher J. Koziol (Distribution Group); and John H. Andrews (Logistics Group).